VALLECITO – NEWBURY PARK, CA INVESTOR PRESENTATION JUNE 2019

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third- party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2018, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . changes in general economic conditions, the real estate industry and the markets in which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian and Australian dollars; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of manufactured home buyers to obtain financing; and . the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements.

SUN COMMUNITIES, INC. (NYSE: SUI) OVERVIEW Current Portfolio as of March 31, 2019 4,963 379 communities 226 1,916 consisting of over 1,078 475 588 2,118 705 28,388 671 132,000 sites across 149 413 1,517 324 2,920 2,916 31 states and Ontario, 2,150 562 3,608 1,207 2,446 7,924 1,376 976 1,084 Canada 671 5,659 392 588 1,140 Trailing Twelve Months Rental Revenue 8,670 as of March 31, 2019 84% Headquarters 44,528 Annual Revenues RV - Annual 12% Manufactured 235 MH Communities Housing 32% RV - Transient 113 RV Communities 16% Age restricted 72% 31 MH and RV Communities 68% All age 62% 30% 8% Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information.

OPERATING AND FINANCIAL HIGHLIGHTS Financial Performance Quarter Ended March 31, ALTA LAGUNA – CUCAMONGA, CA 2019 2018 % Change Total Revenue $287.3mm $258.0mm 11.4% Total NOI $164.4mm $149.1mm 10.3% Same Community Revenue $199.1mm $187.8mm 6.0% Same Community NOI $141.3mm $131.7mm 7.2% EPS1 $0.40 $0.38 5.3% Core FFO / Share1,2 $1.18 $1.14 3.5% Operating Highlights WILDWOOD – SANDWICH, IL • Increased revenue producing sites by 571 sites during 1Q 2019 • Sold 798 total homes in 1Q 2019, which is a 4.7% decrease over 1Q 2018 • Sold 125 new homes in 1Q 2019, which is a 17.9% increase over 1Q 2018 • Delivered 67 vacant expansion sites in 3 communities during 1Q 2019 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company information. Diluted. 2 Based on fully diluted shares of 90.105 million and 83.598 million for 1Q 2019 and 1Q 2018, respectively.

2019 COMMUNITY ACQUISITIONS . Acquired 8 communities across 7 states with ~3,900 developed sites and 70 additional sites for expansion as of May 31, 2019, totaling ~$348mm. 2 1 1 321 518 2 1,308 1 291 Acquisition Useable 1 Date Community Name Type State Sites 309 1 400 1/3/2019 Hacienda Del Rio MH FL 730 1/9/2019 Hid'n Pines RV ME 321 1/31/2019 Country Village Estates MH OR 518 1 2/8/2019 Buena Vista MH AZ 400 730, 70 2/14/2019 Shelby Forest MH MI 664 Number of Communities / Land 2/14/2019 Shelby West MH MI 644 Total Developed Sites Total Development Sites Available 2/19/2019 Massey's Landing RV DE 291 5/7/2019 River Plantation RV TN 309 3,877 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

# POWERING SUN'S GROWTH ENGINE

- Sun is the premier owner and operator of manufactured home ("MH") and recreational vehicle ("RV") communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

## INTERNAL

### Contractual Rent Increases

- Weighted average monthly rent has historically increased by 2-4% annually
- These rent increases are supported by continued reinvestment into our communities, which preserves homeowner equity value

### MH Occupancy Gains

- 1Q 2019 MH occupancy of 95.4%
- 157 communities are 98%+ occupied
- Expect additional 250 - 300 bps of occupancy gains across MH portfolio to reach 98%

### Expansions

- Constructed 67 expansion sites in 1Q 2019
- Expected to construct 1,200 – 1,400 vacant expansion sites in 2019
- ~6,600 sites available for expansion in 2020 and beyond

### Transient Conversions

- ~20,000 transient RV sites in portfolio, a portion of which can be converted to annual leases over time
- 165 total conversions in 1Q 2019
- Conversions have historically increased revenues per site by 40-60% for the first full year after conversion

## EXTERNAL

### Acquisitions

- 2015-2019 YTD historical average of ~$213mm in single asset and small portfolio acquisitions
- Acquired 8 operating properties valued at $348mm YTD 2019
- High degree of visibility into the company's acquisition pipeline

### Development

- 2-3 greenfield development starts per year targeting high single digit IRRs upon stabilization
- Projects underway in South Carolina, Colorado and North Carolina

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

6

SUN’S FAVORABLE REVENUE DRIVERS MH Resident Move-out Trends1 . Yearly home move-outs in our MH communities is less than 1% 6.2% . Tenure of residents in our MH communities is 0.8% approximately 141 years Resident Re-sales Resident Move-outs (Home stays in community) (Home leaves community) FRIENDLY VILLAGE OF MODESTO – MODESTO, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1. Annual average (2017 - 1Q 2019 annualized).

# CONSISTENT AND CYCLE TESTED INTERNAL GROWTH

- Sun's average same community NOI growth has exceeded REIT industry average by ~190 bps and the apartment sector's average by ~180 bps since 1998
- Since 1998, every individual year or rolling 4-quarter period has had positive same community NOI growth

## Same Community NOI Growth

Annual Growth Since 1998



Apartment REITs
Sun Communities
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
1Q98
1Q99
1Q00
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19

Average Annual Growth Since 1998



5.0%
SUI:
+ ~180bps
3.2%
SUI:
+ ~190bps
3.1%
Sun Communities
Apartment REITs
REIT Industry

SUN
SUN COMMUNITIES, INC.

Source: Citi Investment research, March 2019. *"REIT Industry Average" includes an index of REITs across a variety of asset classes including: self storage; mixed office; regional malls; shopping centers; apartments; student* housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures in the attached Appendix.

8

MANUFACTURED HOUSING VS. OTHER RENTAL OPTIONS . Sun’s manufactured homes provide nearly 25% more space at ~48% less cost per square foot Sun’s Manufactured Other Rental Homes1 VS. Options2 PRICE $0.77 per sq. ft.  $1.47 per sq. ft SQUARE FOOTAGE 1,250 sq. ft.  1,000 sq. ft. RENT $963 per month  $1,474 per month 1 Source: Company information. 2 Source: Zillow – U.S. Median Monthly Rent (Zillow rent index, March 2019). Includes multifamily, single family and duplex 2-bedroom rentals

MANUFACTURED HOUSING VS. SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $293,727 or $71,900 or roughly 2 years median income roughly 7 years median income $400,000 Manufactured Homes Portion of purchase price attributable to land Single Family Homes $350,000 $300,000 $250,000 $293,727 $263,256 $272,454 $278,409 $200,000 $249,429 $223,085 $203,182 $206,560 $207,950 $150,000 $100,000 Average $50,000 Household $63,100 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 $70,600 $71,900 Income ~$40,0001 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 Source: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2017) 1 Average of 2018 primary applicant household income for SUI’s manufactured housing communities

MANUFACTURED HOUSING AND RV MANUFACTURING BUSINESSES INCREASING SHIPMENTS . The demand for affordable homeownership and vacationing is reflected in the increased output from manufactured housing and RV manufacturers . Strong compounded annual growth rates for shipments of manufactured homes and RVs since 2010 Manufactured Home Shipments Recreational Vehicle Shipments (in thousands) (in thousands) 504.6 96.6 483.7 92.9 430.7 81.2 374.2 70.5 356.7 64.3 321.1 60.2 285.9 54.9 51.6 50.0 252.3 242.3 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: RVIA Business Indicators, December 2018; US Census Bureau

# Expansions Provide Strong Growth and Attractive Returns

- 67 sites were delivered at 3 communities during the first quarter of 2019
- Expect to deliver 1,200 – 1,400 expansion sites by the end of 2019
- ~6,600 expansion sites available for development post-2019
- A 100-site expansion at a $35,000-$40,000 cost per site with expected lease up between 12-24 months, results in a 5-year unlevered IRR of 12% - 14%
- Expansion in communities with high occupancies and continued strong demand


BOULDER RIDGE – PFLUGERVILLE, TX


RIVER RANCH – AUSTIN, TX

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

12

MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS Professional Operational Management Adding Value with Expansions Home Sales & Rental Program Call Center & Digital Marketing Outreach Skilled Expense Management Repositioning with Additional Capex Year-end Communities and Sites . Since 2011, Sun has acquired communities valued in excess of $5.2 billion, increasing its number of sites 1 and communities by 2.4x 371 379 341 350 128,454 132,348 140,000 117,376 121,892 400 120,000 217 231 350 188 88,612 300 100,000 173 79,554 159 250 80,000 63,697 69,789 54,811 200 60,000 150 40,000 100 20,000 50 - - 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 Sites Communities Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Includes 30 community dispositions realized in 2014 and 2015.

# STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Sun's annual mortgage maturities average 5.1% of total mortgage debt outstanding from 2019 - 2023

## Mortgage Debt Outstanding

principal amounts in thousands

| | Quarter Ended March 31, 2019 | |
|---|---|---|
| | Principal Outstanding[1] | WA Interest Rates |
| CMBS | $403,878 | 5.10% |
| Fannie Mae | $765,391 | 4.39% |
| Life Companies | $1,330,591 | 4.01% |
| Freddie Mac | $379,157 | 3.86% |
| Total | $2,879,017 | 4.24% |

## Mortgage Debt 5-Year Maturity Ladder

amounts in thousands



CMBS
Fannie Mae
Freddie Mac
Life Companies
$0
$58,078
$270,680
$82,155
$307,465
2019
2020
2021
2022
2023

## Net Debt / EBITDA[2]



6.6x
7.5x
6.3x
5.6x
6.0x
2015
2016
2017
2018
1Q19

## Net Debt / TEV[3]



34.0%
33.8%
28.2%
25.2%
24.1%
2015
2016
2017
2018
1Q19

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Includes premium / discount on debt and financing costs.

2 The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended March 31, 2019.

3 Total Enterprise Value includes common shares outstanding (per Supplemental), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.

SUN COMMUNITIES, INC.
14

STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years YTD Total Return 3-year Total Return 30.0% 90.0% 81.1% 25.0% 80.0% 22.0% 70.0% 20.0% 19.1% 60.0% 15.0% 50.0% 13.5% 45.3% 40.0% 10.0% 30.0% 5.0% 20.0% 19.3% 10.0% 0.0% 0.0% (5.0%) (10.0%) (20.0%) 5-year Total Return 10-year Total Return 205.0% 204.1% 1,700.0% 1,678.1% 185.0% 165.0% 1,400.0% 145.0% 1,100.0% 125.0% 105.0% 105.4% 800.0% 85.0% 65.0% 60.1% 500.0% 450.7% 45.0% 330.9% 25.0% 200.0% 5.0% (15.0%) (100.0%) Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS Source: S&P Global as of March 31, 2019.

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multifamily in same community NOI growth since 2000 NOI Growth $242 Sun Communities $240 $233 Manufactured Housing $233 Self-storage $220 $200 $180 $163 Multifamily $160 $149 Industrial $146 Mall $140 $145 Shopping Centers $136 Office $120 $100 $80 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Source: Citi Investment research, March, 2019. Refer to information regarding non-GAAP financial measures in the attached Appendix.

APPENDIX HACIENDA DEL RIO – EDGEWATER, FL ACQUIRED JANUARY 2019

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

# NET INCOME TO FFO RECONCILIATION

(amounts in thousands except per share data)

| | Three Months Ended March 31, 2019 | Three Months Ended March 31, 2018 | Year Ended December 31, 2018 | Year Ended December 31, 2017 | Year Ended December 31, 2016 |
|---|---|---|---|---|---|
| Net income attributable to Sun Communities, Inc. common stockholders | $ 34,331 | $ 29,986 | $ 105,493 | $ 65,021 | $ 17,369 |
| Adjustments: | | | | | |
| Depreciation and amortization | 76,712 | 66,646 | 288,206 | 262,211 | 221,576 |
| Remeasurement of marketable securities | (267) | - | 3,639 | - | - |
| Amounts attributable to noncontrolling interests | 723 | 1,889 | 7,740 | 4,535 | (41) |
| Preferred return to preferred OP units | 527 | 553 | 2,206 | 2,320 | 2,462 |
| Preferred distribution to Series A-4 preferred stock | 432 | 441 | 1,737 | 2,107 | - |
| Gain on disposition of assets, net | (5,679) | (4,539) | (23,406) | (16,075) | (15,713) |
| FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities | 106,779 | 94,976 | 385,615 | 320,119 | 225,653 |
| Adjustments: | | | | | |
| Other acquisition related costs | 160 | 135 | 1,001 | 2,810 | 3,328 |
| Income from nonconsolidated affiliates | - | - | - | - | (500) |
| Catastrophic weather related charges, net | 782 | (2,213) | 92 | 8,352 | 1,172 |
| Loss of earnings - catastrophic weather related | - | 325 | (292) | 292 | - |
| Loss on extinguishment of debt | 653 | 196 | 2,657 | 6,019 | 1,127 |
| Other (income) / expense, net | (1,898) | 2,617 | 6,453 | (8,982) | 4,676 |
| Debt premium write-off | - | (782) | (1,467) | (1,343) | (839) |
| Ground lease intangible write-off | - | - | 817 | 898 | - |
| Deferred tax (benefit) / expense | (217) | (347) | (507) | (582) | (400) |
| Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities | 106,259 | 94,907 | 394,369 | 327,583 | 234,217 |
| Weighted average common shares outstanding - basic | 85,520 | 78,855 | 81,387 | 76,084 | 65,856 |
| Weighted average common shares outstanding - fully diluted | 90,105 | 83,598 | 86,141 | 80,996 | 70,165 |
| FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted | $ 1.19 | $ 1.14 | $ 4.48 | $ 3.95 | $ 3.22 |
| Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted | $ 1.18 | $ 1.14 | $ 4.58 | $ 4.17 | $ 3.79 |

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information.

19

# NET INCOME TO NOI RECONCILIATION

(amounts in thousands)

| | Three Months Ended March 31, 2019 | Three Months Ended March 31, 2018 | Year Ended December 31, 2018 | Year Ended December 31, 2017 | Year Ended December 31, 2016 |
|---|---|---|---|---|---|
| Net income attributable to Sun Communities, Inc., common stockholders | $ 34,331 | $ 29,986 | $ 105,493 | $ 65,021 | $ 17,369 |
| Other revenues | (8,480) | (6,276) | (27,057) | (24,874) | (21,150) |
| Home selling expenses | 3,324 | 3,290 | 15,722 | 12,457 | 9,744 |
| General and administrative | 21,887 | 19,757 | 81,429 | 83,973 | 95,525 |
| Depreciation and amortization | 76,556 | 66,437 | 287,262 | 261,536 | 221,770 |
| Loss on extinguishment of debt | 653 | 196 | 2,657 | 6,019 | 1,127 |
| Interest expense | 35,108 | 31,757 | 132,783 | 130,242 | 122,315 |
| Catastrophic weather related charges, net | 782 | (2,213) | 92 | 8,352 | 1,172 |
| Other (income) / expense, net | (1,898) | 2,617 | 6,453 | (8,982) | 4,676 |
| Remeasurement of marketable securities | (267) | - | 3,639 | - | - |
| Current tax expense | 214 | 174 | 595 | 446 | 683 |
| Deferred tax benefit | (217) | (347) | (507) | (582) | (400) |
| (Income) / loss from nonconsolidated affiliates | (344) | 59 | (646) | - | (500) |
| Preferred return to preferred OP units | 1,323 | 1,080 | 4,486 | 4,581 | 5,006 |
| Amounts attributable to noncontrolling interests | 1,041 | 2,094 | 8,443 | 5,055 | 150 |
| Preferred stock distributions | 432 | 441 | 1,736 | 7,162 | 8,946 |
| NOI/Gross Profit | $ 164,445 | $ 149,052 | $ 622,580 | $ 550,406 | $ 466,433 |

| | Three Months Ended March 31, 2019 | Three Months Ended March 31, 2018 | Year Ended December 31, 2018 | Year Ended December 31, 2017 | Year Ended December 31, 2016 |
|---|---|---|---|---|---|
| Real Property NOI | $ 143,540 | $ 131,745 | $ 533,321 | $ 479,662 | $ 403,337 |
| Rental Program NOI | 26,061 | 24,102 | 96,112 | 92,222 | 84,968 |
| Home Sales NOI / Gross Profit | 10,341 | 8,329 | 42,698 | 32,294 | 30,087 |
| Ancillary NOI / Gross Profit | 1,381 | 1,185 | 16,064 | 10,061 | 9,641 |
| Site rent from Rental Program (included in Real Property NOI) | (16,878) | (16,309) | (65,615) | (63,833) | (61,600) |
| NOI / Gross Profit | $ 164,445 | $ 149,052 | $ 622,580 | $ 550,406 | $ 466,433 |

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information.

20

# NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in thousands)

| | Three Months Ended March 31, | | Year Ended December 31, | | |
|---|---|---|---|---|---|
| | 2019 | 2018 | 2018 | 2017 | 2016 |
| Net income attributable to Sun Communities, Inc., common stockholders | $ 34,331 | $ 29,986 | $ 105,493 | $ 65,021 | $ 17,369 |
| Adjustments: | | | | | |
| Interest expense | 35,108 | 31,757 | 132,783 | 130,242 | 122,315 |
| Loss on extinguishment of debt | 653 | 196 | 2,657 | 6,019 | 1,127 |
| Current tax expense | 214 | 174 | 595 | 446 | 683 |
| Deferred tax benefit | (217) | (347) | (507) | (582) | (400) |
| (Income) / loss from nonconsolidated affiliates | (344) | 59 | (646) | - | (500) |
| Depreciation and amortization | 76,556 | 66,437 | 287,262 | 261,536 | 221,770 |
| Gain on disposition of assets, net | (5,679) | (4,539) | (23,406) | (16,075) | (15,713) |
| EBITDAre | 140,622 | 123,723 | $ 504,231 | $ 446,607 | $ 346,651 |
| Adjustments: | | | | | |
| Reameasurement of marketable securities | (267) | - | 3,639 | - | - |
| Other (income) / expense, net | (1,898) | 2,617 | 6,453 | (8,982) | 4,676 |
| Catastrophic weather related charges, net | 782 | (2,213) | 92 | 8,352 | 1,172 |
| Preferred return to preferred OP units / equity | 1,323 | 1,080 | 4,486 | 4,581 | 5,006 |
| Amounts attributable to noncontrolling interests | 1,041 | 2,094 | 8,443 | 5,055 | 150 |
| Preferred stock distributions | 432 | 441 | 1,736 | 7,162 | 8,946 |
| Preferred stock redemption costs | - | - | - | - | - |
| Plus: Gain on dispositions of assets, net | 5,679 | 4,539 | 23,406 | 16,075 | 15,713 |
| Recurring EBITDA | $ 147,714 | $ 132,281 | $ 552,486 | $ 478,850 | $ 382,314 |

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2019 as well as Press Releases after March 31, 2019 for additional information.

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